Exhibit 10.1

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

                  AMENDMENT NO. 1 (this "Amendment"), dated as of September 19, 2005, to CREDIT AGREEMENT, dated as of January 7, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among NOVELIS INC., a corporation organized under the Canada Business Corporations Act (the "Company" or the "Canadian Borrower"), NOVELIS CORPORATION, a Texas corporation (the "US Borrower"), NOVELIS DEUTSCHLAND GMBH, a limited liability company (GmbH) organized under the laws of Germany (the "German Borrower"), NOVELIS UK LIMITED, a limited company organized under the laws of England and Wales with registered number 00279596 (the "UK Borrower"), NOVELIS AG, a stock corporation (AG) organized under the laws of Switzerland (the "Swiss Borrower" and, together with the Canadian Borrower, the US Borrower, the German Borrower and the UK Borrower, the "Borrowers"), the Lenders and Issuers party thereto and CITICORP NORTH AMERICA, INC. ("Citicorp"), as administrative agent and collateral agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent"). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement, as amended hereby.

                              W I T N E S S E T H:

                  WHEREAS, the Borrowers have requested an amendment to the Credit Agreement as herein set forth; and

                  WHEREAS, the Borrowers, the Lenders signatory to a consent and the Administrative Agent have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided.

                  NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

         Section 1. Amendments to the Credit Agreement. As of the Effective Date
                    ----------------------------------
(defined below), the Credit Agreement is hereby amended as follows:

         (a) by inserting the following definitions in Section 1.1 (Defined Terms) in alphabetical order (which definitions, if applicable, shall replace in their entirety the corresponding definitions in such section):

                  "Bank Guarantee" means a bank guarantee Issued pursuant to
Section 2.4 (Letters of Credit) that provides for the Issuer to make payment upon the presentation of specified documentation complying with the terms and conditions of the guarantee.

                  "Canadian Base Rate" means the rate determined by the Administrative Agent (i) in the case of Canadian Dollar Loans denominated in Canadian Dollars, as the rate displayed at or about 10:30 a.m. (New York time) on display page CAPRIME of the Reuters Screen as the prime rate for loans denominated in Canadian Dollars by Canadian banks to borrowers in Canada; provided, however, that, in the event that such rate does not appear on the Reuters Screen on such day or if the basis of calculation of such rate is changed after the date hereof and, in the reasonable judgment of the Administrative Agent, such rate ceases to reflect each Canadian Lender's cost of funding to the same extent as on the date hereof, then the "Canadian Base Rate" shall be the average of the floating rate of interest per annum established (or commercially known) as "prime rate" for loans denominated in Canadian Dollars on such day by three major Canadian banks selected by the Administrative Agent or (ii) in the case of Canadian Dollar Loans denominated in Dollars, as the fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall be equal at all times to the higher of the following:

                           (a) the rate of interest announced publicly from time to time by Citibank, N.A., Canadian Branch, from time to time, as Citibank, N.A., Canadian Branch's base rate for loans denominated in Dollars; and

                           (b)      0.5% per annum plus the Federal Funds Rate.

                  "Cash Concentration Account" means any deposit account in the name of a Loan Party, located in a jurisdiction satisfactory to the Administrative Agent, that is subject to a first priority perfected security interest in favor of the Administrative Agent on terms and conditions satisfactory to the Administrative Agent.

                  "Intercompany Note" means a promissory note or other documentation evidencing intercompany loans issued by a Subsidiary of the Company in favor of the Company or another Subsidiary of the Company or by the Company in favor of a Subsidiary of the Company, in each case, in form and substance acceptable to the Administrative Agent.

                  "Issuer" means each Lender or Affiliate of a Lender that (a) in the case of letters of credit, is listed on the signature pages hereof as an "Issuer" or (b) in the case of letters of credit or Bank Guarantees, as the case may be, hereafter becomes an Issuer with respect to the letters of credit or Bank Guarantees, as the case may be, with the approval of the Administrative Agent and the Company by agreeing pursuant to an agreement with and in form and substance satisfactory to the Administrative Agent and the Company to be bound by the terms hereof applicable to Issuers.

                  "Letter of Credit" means any letter of credit or Bank Guarantee Issued pursuant to Section 2.4 (Letters of Credit).

                  "Minimum Currency Threshold" means (i) in the case of Loans denominated in Dollars, $5,000,000 or an integral multiple of $1,000,000 in excess thereof, (ii) in the case of Canadian Dollar Loans denominated in Canadian Dollars, C$5,000,000 or an integral multiple of C$1,000,000 in excess thereof, (iii) in the case of Loans denominated in Euros, (euro)5,000,000 or an integral multiple of (euro)1,000,000 in excess thereof, (iv) in the case of Loans denominated in Sterling, (pound)2,500,000 or an integral multiple of (pound)500,000 in excess thereof and (v) in the case of Loans denominated in Francs, CHF5,000,000 or an integral multiple of CHF1,000,000 in excess thereof.

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

                  "Permitted Benefit Plan Transfer" means the transfer of assets and accrued benefit liabilities from the Alcancorp Pension Plan to a pension plan sponsored by the U.S. Borrower in accordance with Section 414(l) of the Code and Section 4044 of ERISA relating to current employees of the Company and its Subsidiaries; provided, however, that
         (i) the amount of the projected benefit obligations, as determined for financial reporting purposes in accordance with the Statement of Financial Accounting Standards No. 87, does not exceed the market value of the transferred assets by more than $75,000,000, (ii) cash charges to the Company or any of its Subsidiaries related to such transfer, excluding any annual contributions to, or other expenses incurred in connection with, such plan in the ordinary course of business, do not exceed $2,000,000 in the aggregate, (iii) no Default or Event of Default is continuing or would result therefrom and (iv) such transfer is completed by December 31, 2006, unless otherwise agreed to by the Administrative Agent in its sole discretion.

         (b) by deleting Section 2.1(a)(ii) (The Commitments) in its entirety and inserting in lieu thereof the following:

                           "(ii)    Canadian Dollar Commitments. On the terms
         and subject to the conditions contained in this Agreement, each Canadian Dollar Lender severally agrees to make loans in Canadian Dollars or Dollars (in either case, each a "Canadian Dollar Loan") to the Canadian Borrower from time to time on any Business Day during the period from the date hereof until the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding for all such loans by such Canadian Dollar Lender not to exceed such Canadian Dollar Lender's Canadian Dollar Commitment; provided, however, that at no time shall any Canadian Dollar Lender be obligated to make a Canadian Dollar Loan in excess of such Canadian Dollar Lender's Ratable Portion of the Canadian Dollar Available Credit. Within the limits of the Canadian Dollar Commitment of each Canadian Dollar Lender and the Canadian Dollar Available Credit, amounts of Canadian Dollar Loans repaid may be reborrowed by the Canadian Borrower under this Section 2.1(a)(ii)."

         (c) by deleting Section 2.2(a)(ii) (Borrowing Procedures) in its entirety and inserting in lieu thereof the following:

                           "(ii)    Canadian Facility. Each Borrowing of
         Canadian Dollar Loans shall be made on a Notice of Borrowing given by the Canadian Borrower to the Administrative Agent not later than (x) in the case of a Borrowing of Canadian Base Rate Loans, 12:00 noon (New York time) one Business Day prior to the date of the proposed Borrowing and (y) in the case of a Borrowing of BA Rate Loans or Eurocurrency Rate Loans, 12:00 noon (New York time) three Business Days prior to the date of the proposed Borrowing. Each such Notice of Borrowing shall specify (A) the date of such proposed Borrowing, (B) the aggregate amount of such proposed Borrowing denominated in Canadian Dollars or Dollars, as the case may be, (C) whether any portion thereof will be of Canadian Base Rate Loans, BA Rate Loans or Eurocurrency Rate Loans, (D) the applicable Interest Period or Interest Periods for any such BA Rate Loans or Eurocurrency Rate Loans and (E) such Borrower's Available Credit (after giving effect to the proposed Borrowing). The Canadian Dollar Loans shall be made as Canadian Base Rate Loans unless, subject to Section 2.14 (Special Provisions Governing Eurocurrency Rate Loans and BA Rate Loans) the Notice of Borrowing specifies that all or a portion thereof shall be BA Rate Loans or Eurocurrency Rate Loans, as applicable. Each Borrowing shall be in an aggregate amount of not less than the Minimum Currency Threshold."

         (d) by deleting "one or more Letters of Credit" in the lead-in paragraph of Section 2.4(a)(Letters of Credit) and inserting in lieu thereof "letters of credit or Bank Guarantees, as applicable";

         (e) by inserting "or Bank Guarantees, as applicable," after "for the Issuance of letters of credit" and before "of the type" in Section 2.4(a)(vi);

         (f) by deleting Sections 2.8(a) and 2.8(b) (Optional Prepayments) in their entirety and inserting in lieu thereof the following:

                           "(a)     Revolving Loans. Any Borrower may, upon (i)
         one Business Day's prior notice in the case of Base Rate Loans and (ii) at least three Business Days' prior notice in the case of Eurocurrency Rate Loans or BA Rate Loans to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, prepay the outstanding principal amount of any or all of the Multi-Currency Loans, Canadian Dollar Loans and Swing Loans in whole or in part at any time in the applicable currencies; provided, however, that if any prepayment of any Eurocurrency Rate Loan or BA Rate Loan is made by such Borrower other than on the last day of an Interest Period for such Loan, such Borrower shall also pay all interest and fees accrued to the date of such prepayment on the principal amount prepaid and any amount owing pursuant to Section 2.14(e) (Breakage Costs); provided, further, that each partial prepayment shall be an aggregate principal amount not less than the applicable Minimum Currency Threshold. Upon the giving of such notice of prepayment, the principal amount of Revolving Loans specified to be prepaid shall become due and payable on the date specified for such prepayment.

                           (b) Term Loans. Any Borrower may, upon (i) one Business Day's prior notice in the case of Base Rate Loans and (ii) at least three Business Days' prior notice in the case of Eurocurrency Rate Loans to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, prepay the outstanding principal amount of the U.S. Term Loans and the Canadian Term Loans, in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that if any prepayment of any Eurocurrency Rate Loan is made by a Borrower other than on the last day of an Interest Period for such Loan, such Borrower shall also pay any amounts owing pursuant to Section 2.14(e) (Breakage Costs); and, provided, further, that each partial prepayment shall be in an aggregate amount not less than the Minimum Currency Threshold and that any such partial prepayment shall be applied to reduce the remaining installments of the outstanding principal amount of the Term Loans as directed by the Company, but in any event on a pro rata basis between the U.S. Term Loans and the Canadian Term Loans. Upon the giving of such notice of prepayment, the principal amount of the Term Loans specified to be prepaid shall become due and payable on the date specified for such prepayment."

         (g) by deleting Section 2.9(b) (Mandatory Prepayments) in its entirety and inserting in lieu thereof the following:

                           "(b)     Other Prepayments.

                                    (i)      The Borrowers shall prepay the Term
                  Loans in accordance with clause (c) below, within 95 days after the last day of each Fiscal Year, in an amount equal to 50% of Excess Cash Flow for the previous Fiscal Year; provided, however, that, if the Leverage Ratio as of the last day of such Fiscal Year is less than 3.0 to 1, then such percentage shall be reduced to 25%.

                                    (ii)     The Borrowers shall promptly, but
                  in any event within five Business Days, prepay the Term Loans in accordance with clause (c) below in an amount equal to any Investment made pursuant to Section 8.3(e)(vii) (Investments); provided, however, that such prepayment shall not be required if on the date of such Investment, the Leverage Ratio, as of the last day of the most recent Fiscal Quarter for which Financial Statements have been delivered pursuant to Section 6.1(a) or (b) (Financial Statements), is less than 3.0 to 1.

                                    (iii)    The Borrowers shall promptly, but
                  in any event within five Business Days, prepay the Term Loans in accordance with clause (c) below in an amount equal to any Investment made pursuant to Section 8.3(e)(ix) (Investments)."

         (h) by deleting Section 2.10(a)(i) (Interest) in its entirety and inserting in lieu thereof the following:

                                    "(i)     Subject to the terms and conditions
                  set forth in this Agreement, at the option of the Borrower,
                  (x) all Dollar Loans and Term Loans shall be made as Base Rate Loans or Eurocurrency Rate Loans, (y) all Canadian Dollar Loans denominated in Canadian Dollars shall be made as Canadian Base Rate Loans or BA Rate Loans and (z) all Canadian Dollar Loans denominated in Dollars shall be made as Canadian Base Rate Loans or Eurocurrency Rate Loans; provided, however, that all such Loans shall be made as Base Rate Loans unless, subject to Section 2.16 (Special Provisions Governing Eurocurrency Rate Loans and BA Rate Loans), the Notice of Borrowing specifies that all or a portion thereof shall be Eurocurrency Rate Loans or BA Rate Loans, as the case may be. All U.S. Swing Loans shall be made as Base Rate Loans, and all Euro Loans, all U.K. Swing Loans and all Swiss Swing Loans shall be made as Eurocurrency Rate Loans, subject to conversion pursuant to Section 2.3(d) (Swing Loans)."

         (i) by deleting Section 2.11(a) (Conversion/Continuation Option) in its entirety and inserting in lieu thereof the following:

                           "(a)     Each Borrower may elect (i) at any time on
         any Business Day to convert (x) U.S. Base Rate Loans (other than Swing Loans) or Canadian Base Rate Loans denominated in Dollars or any portion thereof to Eurocurrency Rate Loans or (y) Canadian Base Rate Loans denominated in Canadian Dollars to BA Rate Loans and (ii) at the end of any applicable Interest Period, to convert Eurocurrency Rate Loans or BA Rate Loans or any portion thereof into the applicable Base Rate Loans or to continue such Eurocurrency Rate Loans or BA Rate Loans or any portion thereof for an additional Interest Period; provided, however, that the aggregate amount of the Eurocurrency Rate Loans or BA Rate Loans, as the case may be, for each Interest Period must be not less than the Minimum Currency Threshold. Each conversion or continuation shall be allocated among the Loans of each Lender in accordance with such Lender's Ratable Portion. Each such election shall be in substantially the form of Exhibit F (Form of Notice of Conversion or Continuation) (a "Notice of Conversion or Continuation") and shall be made by giving the Administrative Agent at least three Business Days' prior written notice specifying (A) the amount and type of Loan being converted or continued, (B) in the case of a conversion to or a continuation of Eurocurrency Rate Loans or BA Rate Loans, the applicable Interest Period and (C) in the case of a conversion, the date of such conversion."

         (j) by deleting Section 6.1(g) (Financial Statements) in its entirety and inserting in lieu thereof the following:

                           "(g)     Intercompany Loan Balances. Together with
         each delivery of any Financial Statement pursuant to clause (a), a summary of (i) the outstanding balance of all Pledged Intercompany Notes and (ii) the credit or debit balance of each of the Company and its Subsidiaries in all Cash Concentration Accounts, in each case, as of the last day of the Fiscal Quarter covered by such Financial Statement, certified by a Responsible Officer of the Company."

         (k) by deleting Section 8.3(e)(v) (Investments) in its entirety and inserting in lieu thereof the following:

                           "(v)     any Subsidiary of the Company that is not a
         Loan Party to any Loan Party (other than the German Borrower) or to another Subsidiary of the Company that is not a Loan Party; provided, however, that each such intercompany loan is subordinated to the Obligations of such Loan Party on terms satisfactory to the Administrative Agent;"

         (l) by inserting the following new clauses (vii), (viii) and (ix) in Section 8.3(e)(Investments):

                           "(vii)   the German Borrower to any other Loan Party
         (other than directly to the Company, Novelis Aluminium Holdings Company or Novelis Europe Holdings Ltd.); provided, however, that (A) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (B) each such intercompany loan shall be evidenced by an Intercompany Note that is a Pledged Secured Intercompany Note and (C) for each such intercompany loan, a corresponding amount is applied to the payment of the Obligations to the extent required by Section 2.9(b)(ii) (Mandatory Prepayments);

                           (viii) the Company or any Subsidiary of the Company to any Cash Concentration Account or from any such Cash Concentration Account to the Company or any Subsidiary of the Company; provided, however, that, at any time, (A) the aggregate amount owed by all Subsidiaries of the Company that are not Loan Parties to all such Cash Concentration Accounts minus the aggregate amount on deposit from such Persons in all such Cash Concentration Accounts shall not exceed $50,000,000 and (B) the aggregate amount on deposit from the German Borrower in all such Cash Concentration Accounts shall not exceed the lesser of (1) $25,000,000 and (2) the aggregate principal amount of the Term Loans prepaid under Section 2.8(b) (Optional Prepayments) after the Effective Date; or

                           (ix) Novelis do Brasil Ltda to any Loan Party; provided, however, that (A) such intercompany loan shall be evidenced by an Intercompany Note that is a Pledged Secured Intercompany Note; and (B) for each such intercompany loan, a corresponding amount is applied to the payment of the Obligations as required by Section 2.9(b)(iii) (Mandatory Prepayments);"

         (m) by deleting Section 8.3(k) (Investments) in its entirety and inserting in lieu thereof the following:

                           "(k)     Investments not otherwise permitted hereby,
         including other Investments in any Subsidiary of the Company or any other Permitted Joint Venture; provided, however, that (i) the Dollar Equivalent of the aggregate outstanding amount of all such Investments (less any dividends or distributions or repayment of principal received in respect thereof) shall not exceed $50,000,000 at any time and (ii) in the case of Investments in the form of intercompany loans, each such loan shall be (A) evidenced by a Pledged Secured Intercompany Note if such intercompany loan is from a Loan Party to any other Loan Party,
         (B) evidenced by a Pledged Intercompany Note if such intercompany loan is from a Loan Party to a Subsidiary of the Company that is not a Loan Party and (C) made from the proceeds of the Canadian Dollar Loans if such intercompany loan is from the Canadian Borrower to the German Borrower; and"

         (n) by inserting the following new clause (l) in Section 8.3(Investments):

                           "(l)     Investments in the form of capital
         contributions to Novelis PAE and Novelis Specialites not to exceed $15,000,000 in the aggregate."

         (o) by deleting Section 8.5(a) (Restricted Payments) in its entirety and inserting in lieu thereof the following:

                           "(a)     (i) in the case of any Wholly-Owned
         Subsidiary of any Borrower, Restricted Payments by such Subsidiary to such Borrower or any Guarantor and (ii) in the case of any Subsidiary that is a Permitted Joint Venture, any Restricted Payment made by such Subsidiary to all Persons holding such Subsidiary's Stock; provided, however, that the Restricted Payments received by each Person that is not a Loan Party or a Subsidiary of a Loan Party shall not exceed such Person's pro rata interest in such Restricted Payments based upon such Person's ownership percentage of such Subsidiary's Stock (other than Restricted Payments of up to $13,000,000 required to be paid as a priority payment to Taihan Electric Wire Co., Ltd. under the Constituent Documents of NKL);"

         (p) by deleting Section 8.5(c) (Restricted Payments) in its entirety and inserting in lieu thereof the following:

                           "(c)     cash dividends on the Stock of the Company
         in an aggregate amount not to exceed the following amounts paid and declared in any Fiscal Year ending after the Closing Date: (i) for the Fiscal Year ending December 31, 2005, $45,000,000 and (ii) for each Fiscal Year thereafter, 50% of the Consolidated Net Income of the Company for the previous Fiscal Year; provided, however, that (A) the Restricted Payments described in this clause (c) shall not be permitted if a Default or Event of Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom and (B) Consolidated Net Income shall be calculated for purposes of this clause (c) without giving effect to non-cash after-tax gains and losses resulting from the mark-to-market of any Hedging Contract in accordance with the Statement of Financial Accounting Standards No. 133 or non-cash after-tax gains or losses relating to any balance sheet translation in accordance with the Statement of Financial Accounting Standards No. 52 and, in either case, assuming an applicable tax rate equal to 35%."

         (q) by inserting "(other than in connection with the Permitted Benefit Plan Transfer)" in Section 9.1(h) (Events of Default) after "the definition of 'ERISA Event' shall occur" and before "and the Dollar Equivalent."

         Section 2. Conditions Precedent. This Amendment shall become effective
                    --------------------
as of the date (the "Effective Date") on which each of the following conditions precedent shall have been satisfied or duly waived:

         (a) Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

                  (i) this Amendment, duly executed by each of the Loan Parties and the Administrative Agent;

                  (ii) Acknowledgment and Consent, in the form set forth hereto as Exhibit A, duly executed by each of the Requisite Lenders;

                  (iii) such additional documentation as the Administrative Agent may reasonably require.

         (b) Payment of Fees Costs and Expenses. The Administrative Agent shall have received payment of all fees, costs and expenses, including, without limitation, all fees, costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection with this Amendment, the Credit Agreement and each other Loan Document, as required by Section 4 hereof.

         (c) Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct.

         (d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

         Section 3. Representations and Warranties. Each Loan Party hereby
                    ------------------------------
jointly and severally represents and warrants to the Administrative Agent and each Lender, with respect to all Loan Parties, as follows:

         (a) After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Credit Agreement.

         (b) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all requisite corporate, limited liability company or limited partnership action on the part of such Loan Party and will not violate any of the articles of incorporation or bylaws (or other constituent documents) of such Loan Party.

         (c) This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.

         (d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

         Section 4. Costs and Expenses. As provided in Section 11.3(a) (Costs
                    ------------------
and Expenses) of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Amendment.

         Section 5. Reference to and Effect on the Loan Documents.
                    ---------------------------------------------

         (a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like "thereunder", "thereof" and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment.

         (b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuer under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.

         (d) Each Loan Party hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect.

         Section 6. Counterparts. This Amendment may be executed in any number
                    ------------
of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agents of an executed counterpart of this Amendment.

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

         Section 7. Governing Law. This Amendment and the rights and obligations
                    -------------
of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. Section 8. Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         Section 9. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY
                    --------------------
WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

                            [SIGNATURE PAGES FOLLOW]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, on the date indicated below.

                                        NOVELIS INC.
                                        as Borrower and Guarantor

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        NOVELIS CORPORATION,
                                        as Borrower and Guarantor

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        NOVELIS DEUTSCHLAND GMBH,
                                        as Borrower and Guarantor

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        NOVELIS UK LIMITED,
                                        as Borrower and Guarantor

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        NOVELIS AG,
                                        as Borrower and Guarantor

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        EUROFOIL INC. (USA),
                                        as Guarantor

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                   [SIGNATURE PAGE TO NOVELIS AMENDMENT NO. 1]

                                        NOVELIS PAE CORPORATION,
                                        as Guarantor

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        NOVELIS CAST HOUSE TECHNOLOGY LTD.,
                                        as Guarantor

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        4260848 CANADA INC.,
                                        as Guarantor

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        4260856 CANADA INC.,
                                        as Guarantor

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        NOVELIS EUROPE HOLDINGS LTD.,
                                        as Guarantor

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        NOVELIS UK LTD.,
                                        as Guarantor

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                   [SIGNATURE PAGE TO NOVELIS AMENDMENT NO. 1]

                                        NOVELIS DO BRASIL LTDA,
                                        as Guarantor

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        NOVELIS SWITZERLAND S.A.,
                                        as Guarantor

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        NOVELIS TECHNOLOGY AG,
                                        as Guarantor

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        NOVELIS ALUMINIUM HOLDINGS COMPANY,
                                        as Guarantor

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                   [SIGNATURE PAGE TO NOVELIS AMENDMENT NO. 1]

                                        CITICORP NORTH AMERICA, INC.,
                                        as Administrative Agent under the
                                        Credit Agreement

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:
                                        Date:

                   [SIGNATURE PAGE TO NOVELIS AMENDMENT NO. 1]